Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater announces completion of wilson sons ultratug acquisition

HOUSTON, August 31, 2026 - Tidewater Inc. (NYSE: TDW) (the “Company”) today announced the completion of its acquisition of Wilson, Sons Ultratug Participações S.A. and its affiliate Atlantic Offshore Services S.A. (collectively, “WSUT”), effective August 31, 2026.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We are pleased to announce the closing of the WSUT acquisition, and we are excited to welcome our new employees to Tidewater. The WSUT fleet of 22 PSVs is an excellent complement to the Tidewater fleet and further expands our leading global market position in OSVs. We are excited about growing our presence in Brazil and remain optimistic about the long-term opportunities ahead of us in this market.”

About Tidewater

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with 70 years of experience supporting offshore energy exploration, production, generation and offshore wind activities worldwide.

Forward-Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected benefits of the WSUT acquisition and our ability to integrate its operations and business successfully. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements. These risks and uncertainties include, without limitation: potential adverse reactions or changes to business relationships resulting from the completion of the transaction; the effects of disruption to our business; the effects of industry, market, economic, political or regulatory conditions outside of our control; transaction costs; our ability to achieve the benefits from the transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the vessels into our own operations; unknown liabilities; and the diversion of management time on integration-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.